ANNUAL
REPORT TO SHAREHOLDERS

December 31, 2000

CASH RESERVE PORTFOLIO
Class B and Class X Common Stock (Retail Shares)

(PRINCIPAL PRESERVATION LOGO)

ANNUAL
REPORT TO SHAREHOLDERS

December 31, 2000

CASH RESERVE PORTFOLIO
Class Y Common Stock (Institutional Shares)

(PRINCIPAL PRESERVATION LOGO)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS

                                                               February 28, 2001

Dear Shareholder:

  I am pleased to bring you this annual report for Principal Preservation Cash Reserve Portfolio for the year ended December 31, 2000. Since December 31, 1999, the Cash Reserve net assets rose from $147,650,000 to $149,726,912. At the same time, total assets of the Principal Preservation mutual fund family grew from $1,046,000,000 to $1,145,000,000. As a result of investors' focus on the stock market, much of the asset growth can be attributed to the net inflows and market appreciation of our equity funds.

  As I sit down to write this letter, I look back over some of the stories that influenced the markets and our portfolios over the past year. This year's volatile equity market, fueled by one of the most memorable presidential elections our nation has ever witnessed, tested investors' resolve.

  An upside to these rather uncertain market conditions has been the resiliency of our mutual fund family as a whole, as well as each of our individual portfolios. This past year has seen many funds fall well below their respective benchmark indicators. Our portfolios, on the other hand, moved by and large in tandem with their respective benchmarks and the marketplace, providing our shareholders with few surprises.

  As we begin our new fiscal year, it remains important to revisit your long-term investment strategy. It's also important to be patient and realistic in your expectations of market growth. The unprecedented gains over the last few years appear to be settling into a more normalized pattern.

  Now, more than ever, responsible investing - believing the underlying quality of investments is as important as any current return characteristics. We believe strongly in holding fixed income investments that meet the highest quality standards, and equity investments that offer good growth in earnings and strong management. On the following pages, we describe in further detail the factors affecting the performance of your Portfolio.

  I'd like to end with some exciting news about our fund family. As of March 1, our name changes to North Track Funds. While the name change doesn't affect any of your investments with our fund family, there are some new places you'll need to look to find information about the performance of your investments. Our new Internet address will be www.northtrackfunds.com. As in the past, our Internet
                         -----------------------
site will contain the latest performance and market information on your funds. We also change locations in the newspaper listing, from Prncipl Presv to North Track. We look forward to introducing this new name, and thank you for your continued support and trust with us at Principal Preservation, now North Track Funds.

                                          Sincerely,

                                          /s/Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

                      CLASS X COMMON STOCK (RETAIL SHARES)
                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of Principal Preservation Portfolios, Inc.' s. Cash Reserve Portfolio outstanding for the periods indicated. You should read this information in conjunction with the financial statements and related notes.

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                             2000           1999           1998           1997           1996
                                                            ------         ------         ------         ------         ------
(Selected data for each retail share of the Fund
outstanding throughout the periods)

Net asset value, beginning of period                       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                           --------       --------       --------       --------       --------

Income from investment operations:
   Net investment income                                       0.06           0.04           0.05           0.05           0.05

Less distributions:
   Dividends from net investment income                       (0.06)         (0.04)         (0.05)         (0.05)         (0.05)
                                                           --------       --------       --------       --------       --------

Net asset value, end of period                             $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                           --------       --------       --------       --------       --------
                                                           --------       --------       --------       --------       --------

Total investment return (a)<F1>                               5.64%          4.35%          4.77%          4.80%          4.78%

Ratios/Supplemental Data:
   Net assets, end of period (nearest thousand)            $113,595       $136,998       $147,995       $122,710        $89,946
   Ratio of expenses to average net assets (b)<F2>            0.80%          0.90%          0.89%          0.86%          0.78%
   Capital contributions (a)<F1>                                 --             --             --          0.13%             --
   Ratio of net investment income
     to average net assets (b)<F2>                            5.50%          4.26%          4.65%          4.71%          4.73%

(a)<F1> In 1997 the advisers made capital contributions to offset losses in securities. Without those capital contributions, the adjusted total returns would have been 4.67% for 1997.
(b)<F2> For the years ended December 31, 1999, 1998, 1997 and 1996, the Fund's adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                             2000           1999           1998           1997           1996
                                                            ------         ------         ------         ------         ------
   Ratio of expenses to average net assets                    n/a           0.93%          0.96%          0.94%          0.99%
   Ratio of net investment income
     to average net assets                                    n/a           4.23%          4.58%          4.63%          4.63%

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

                  CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)
                              FINANCIAL HIGHLIGHTS

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                             2000           1999           1998           1997           1996
                                                            ------         ------         ------         ------         ------
 (Selected data for each institutional share of the Fund
  outstanding throughout the periods)

Net asset value, beginning of period                       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                           --------       --------       --------       --------       --------

Income from investment operations:
   Net investment income                                       0.06           0.05           0.05           0.05           0.05

Less distributions:
   Dividends from net investment income                       (0.06)         (0.05)         (0.05)         (0.05)         (0.05)
                                                           --------       --------       --------       --------       --------

Net asset value, end of period                             $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                           --------       --------       --------       --------       --------
                                                           --------       --------       --------       --------       --------

Total investment return (b)<F4>                               6.01%          4.67%          5.15%          5.21%          5.20%

Ratios/Supplemental Data:
   Net assets, end of period (nearest thousand)             $32,800        $10,536        $19,889        $33,057        $35,120
   Ratio of expenses to average net assets (a)<F3>            0.50%          0.58%          0.48%          0.45%          0.34%
   Capital contribution (b)<F4>                                  --             --             --          0.17%             --
   Ratio of net investment income
     to average net assets (a)<F3>                            6.00%          4.54%          5.06%          5.10%          4.95%

(a)<F3> For the years ended December 31, 1999, 1998, 1997 and 1996 the adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the ratios would have been as follows:

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                             2000           1999           1998           1997           1996
                                                            ------         ------         ------         ------         ------
   Ratio of expenses to average net assets                    n/a           0.62%          0.55%          0.54%          0.54%
   Ratio of net investment income to average net assets       n/a           4.50%          4.99%          5.01%          4.75%

(b)<F4> During 1997, the adviser made capital contributions to offset losses in securities. Had the adviser not made capital contributions, the adjusted total return would have been 5.04%.

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

               CLASS B COMMON STOCK (CONTINGENT DEFERRED SHARES)
                              FINANCIAL HIGHLIGHTS

                                                                                FOR THE PERIOD FROM
                                                                                 DECEMBER 15, 1999
                                                             FOR THE              (COMMENCEMENT OF
                                                            YEAR ENDED            OPERATIONS)  TO
                                                        DECEMBER 31, 2000        DECEMBER 31, 1999
                                                        -----------------        -----------------
(Selected data for each Class B share of the Fund
  outstanding throughout the period)

Net asset value, beginning of period                        $   1.00                 $   1.00
                                                            --------                 --------

Income from investment operations:
   Net investment income                                        0.05                       --

Less distributions:
   Dividends from net investment income                        (0.05)                      --
                                                            --------                 --------

Net asset value, end of period                              $   1.00                 $   1.00
                                                            --------                 --------
                                                            --------                 --------

Total investment return                                        5.05%                    3.47%*<F5>

Ratios/Supplemental Data:
   Net assets, end of period (nearest thousand)               $3,332                     $117
   Ratio of expenses to average net assets                     1.40%                    1.39%*<F5>
   Ratio of net investment income to average net assets        4.94%                    3.47%*<F5>

*<F5>  Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

                                 BALANCE SHEET
                               DECEMBER 31, 2000

ASSETS:
   Investments in securities, at amortized cost and value:
       U.S. government and agency obligations                     $ 30,594,962
       Investments in repurchase agreements                          8,737,560
       Short-term investments                                      109,479,874
   Receivable for fund shares sold                                     976,871
   Interest receivable                                                 345,749
   Other assets                                                          5,068
                                                                  ------------
       Total assets                                                150,140,084

LIABILITIES:
   Payable for capital shares redeemed                 $201,477
   Dividends payable (Retail Class X)                       267
   Dividends payable (Institutional Class Y)             98,271
   Management fees                                       25,154
   Accrued expenses                                      88,003
                                                       --------
       Total liabilities                                               413,172
                                                                  ------------

NET ASSETS                                                        $149,726,912
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
   Capital stock                                                  $149,716,874
   Undistributed net investment income                                  10,881
   Undistributed net realized loss from investment sales                  (843)
                                                                  ------------
       Net Assets                                                 $149,726,912
                                                                  ------------
                                                                  ------------

RETAIL CLASS X
   Net assets (in 000's)                                          $    113,595
   Shares authorized (in 000's)                                        200,000
   Shares issued and outstanding (in 000's)                            113,591
   Net asset value and redemption price per share                        $1.00

INSTITUTIONAL CLASS Y
   Net assets (in 000's)                                          $     32,800
   Shares authorized (in 000's)                                        200,000
   Shares issued and outstanding (in 000's)                             32,798
   Net asset value and redemption price per share                        $1.00

RETAIL CLASS B
   Net assets (in 000's)                                          $      3,332
   Shares authorized (in 000's)                                         50,000
   Shares issued and outstanding (in 000's)                              3,331
   Net asset value and redemption price per share                        $1.00

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
   Interest                                                         $9,709,984
                                                                    ----------
        Total investment income                                      9,709,984
                                                                    ----------

EXPENSES:
   Investment advisory fees                            $305,733
   Administration fees                                  229,299
   Shareholder service fees Class X                     326,249
   Distribution fees Class X                            202,002
   Distribution fees Class B                             11,347
   Professional fees                                     40,646
   Depository fees                                       24,542
   Director fees                                          5,810
   Registration fees                                     12,500
   Transfer agent fees Class X                            2,080
   Transfer agent fees Class Y                            2,080
   Transfer agent fees Class B                              895
   Printing and postage fees                             56,698
   Miscellaneous expenses                                 9,098
                                                       --------
        Net expenses                                                 1,228,979
                                                                    ----------

NET INVESTMENT INCOME                                                8,481,005

NET REALIZED LOSS FROM INVESTMENT SALES                                 (2,014)
                                                                    ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $8,478,991
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                        2000           1999
                                                        ----           ----
OPERATIONS:
   Net investment income                           $  8,481,005   $  6,924,463
   Net realized loss from investment sales               (2,014)        (1,852)
                                                   ------------   ------------
        Net increase in net assets
          resulting from operations                   8,478,991      6,922,611
                                                   ------------   ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                      371,801,436    337,606,702
   Net asset value of shares issued
     in distributions                                 7,584,546      6,269,819
   Cost of shares redeemed                         (377,315,916)  (364,108,393)
                                                   ------------   ------------
        Net increase (decrease) in net assets
          from capital share transactions             2,070,066    (20,231,872)
                                                   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Class X Shares                                    (7,279,517)    (6,216,350)
   Class Y Shares                                    (1,135,907)      (707,877)
   Class B Shares                                       (57,375)          (145)
                                                   ------------   ------------
        Total distributions                          (8,472,799)    (6,924,372)
                                                   ------------   ------------
        Total increase (decrease) in net assets       2,076,258    (20,233,633)

NET ASSETS:
   Balance at beginning of year                     147,650,654    167,884,287
                                                   ------------   ------------
   Balance at end of year                          $149,726,912   $147,650,654
                                                   ------------   ------------
                                                   ------------   ------------

  The accompanying notes to financial statements are an integral part of these statements.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

NOTE 1 - ORGANIZATION

Principal Preservation Portfolios, Inc. (the "Company"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio, Select Value Portfolio and Managed Growth Portfolio. This report presents information only for the Cash Reserve Portfolio (the "Fund"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

The Fund is a separate series of the Company, a Maryland corporation organized in 1984. The Fund's investment objective is a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund commenced operations on April 5, 1993. Institutionalshares were first offered on January 1, 1996. Class B shares were first offered on December 15, 1999. The Company's common stock is subdivided into three separate classes consisting of 200 million shares of Class X Common Stock (Retail Shares) and Class Y Common Stock (Institutional Shares) and 50 million shares Class B Common Stock (Contingent Deferred Shares).

Each class of shares has identical rights and privileges, except with respect to shareholder service fees and distribution fees paid by Retail Shares, voting rights on matters affecting a single Class of shares and the exchange privileges of each Class of shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund:

    a) VALUATION OF INVESTMENTS - Money market instruments are valued at amortized cost, which the Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

    b) INTEREST INCOME - Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

    c) FEDERAL INCOME TAXES - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income or excise taxes is necessary. As of December 31, 2000 the Fund has a Federal income tax capital loss carryforward of $843 expiring in 2007. Management does not intend to make any distributions of future realized capital gains until its Federal income tax capital loss carryforward is exhausted.

        The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly at December 31, 2000 reclassifications were made to decrease undistributed net investment income by $3,025, increase capital stock by $2 and decrease accumulated net realized loss by $3,023.

    d) EXPENSE ALLOCATION - The Fund bears all costs of its operations other than expenses specifically assumed by B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of the Fund are affiliated). BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Expenses incurred by the Company with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly. Net investment income, including expenses, other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

    e) USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    f) AICPA AUDIT & ACCOUNTING GUIDE - The revised AICPA Audit & Accounting Guide for Investment Companies is effective for fiscal years beginning after December 15, 2000. While adoption of the revised guide will impact the presentation of financial statements, management does not expect it to have a material impact on the operation of the Fund.

    g) OTHER - Investment transactions are accounted for on the date the security is purchased or sold. The Fund has investments in repurchase agreements, which are securities purchased from another party who agrees to repurchase the security within a specified time period at a specified price. It is the policy of the Fund to require the custodian bank to have legally segregated within the Federal Reserve/Treasury book-entry system, all securities held as collateral in support of the repurchase agreements. Procedures have been established by the Fund to monitor the market value of the collateral to ensure the existence of a proper level of collateral.

        Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of the collateral securities.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

    a) INVESTMENT ADVISORY FEES - Ziegler Asset Management, Inc. ("ZAMI"), a wholly-owned subsidiary of The Ziegler Companies, Inc., is the Investment Advisor to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Fund's average daily net assets. For the year ended December 31, 2000, the Fund incurred total Advisory fees of $305,733.

    b) ADMINISTRATION FEES - Pursuant to an Administrative Services Agreement, BCZ, an affiliate of ZAMI, provides the Fund general office facilities and supervises the overall administration of the Fund. For these services, BCZ receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the year ended December 31, 2000, the Fund incurred administration fees of $229,299.

    c) BCZ has an Accounting and Pricing Agreement with the Fund to provide accounting and pricing services. In addition, the Fund pays BCZ distribution fees and shareholder service fees for shareholder accounts maintained by BCZ instead of the applicable transfer agent fees. The total amount of the fees paid to BCZ for the year ended December 31, 2000 were as follows:

                                                                            COMMISSION &
           SHAREHOLDER SERVICE CLASS X      DISTRIBUTION - CLASS X     DISTRIBUTION - CLASS B      FUND ACCOUNTING
           ---------------------------      ----------------------     ----------------------      ---------------
                     $326,249                      $208,454                    $10,374                 $51,123

NOTE 4 - CAPITAL SHARE TRANSACTIONS

    (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into nine separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 450,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Achievers, Select Value, PSE Tech 100 Index and Managed Growth also have designated Class B (contingent deferred sales charge) shares. Each of the aforementioned portfolios and the Government Portfolio have designated Class C shares. The shares of the Cash Reserve Portfolio have Class X (Retail Shares) and Class Y (Institutional Shares) and Class B shares. The remaining 150,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

    (b) Shown below is the Capital share activity, in thousands, during the years ended December 31, 1999 and December 31, 2000 for Class X and Class Y shares. The activity for Class B shares is from December 15, 1999 (inception) through December 31, 1999 and the year ended December 31, 2000.

                                             CLASS X     CLASS Y      CLASS B
                                             -------     -------      -------
        SHARES OUTSTANDING
            AT DECEMBER 31, 1998             147,994       19,889          --
                                            --------     --------      ------
            Shares sold                      253,274       84,215         117
            Shares reinvested                  6,215           55          --
            Shares redeemed                 (270,481)     (93,628)         --
                                            --------     --------      ------

        SHARES OUTSTANDING
            AT DECEMBER 31, 1999             137,002       10,531         117
                                            --------     --------      ------
            Shares sold                      211,618      151,932       8,251
            Shares reinvested                  7,269          265          51
            Shares redeemed                 (242,298)    (129,930)     (5,088)
                                            --------     --------      ------

        SHARES OUTSTANDING
            AT DECEMBER 31, 2000             113,591       32,798       3,331
                                            --------     --------      ------
                                            --------     --------      ------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                                                            MATURITY      INTEREST        VALUE
  AMOUNT       DESCRIPTION                                                              DATE          RATE        (NOTE 2A)
 ---------     ------------                                                           --------      --------      ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 20.4%

FEDERAL FARM CREDIT BANKS (FFCB)
 $1,000,000    FFCB Note                                                               02/26/01      5.440%      $    998,053
  1,000,000    FFCB Note                                                               02/02/01      4.875%           998,441
                                                                                                                 ------------
               Total Federal Farm Credit Banks                                                                      1,996,494
                                                                                                                 ------------

FEDERAL HOME LOAN BANK (FHLB)
    500,000    FHLB Note                                                               08/20/01      5.763%           497,603
    350,000    FHLB Note                                                               08/15/01      5.875%           348,614
    500,000    FHLB Note                                                               05/29/01      5.730%           498,215
  1,000,000    FHLB Note                                                               03/30/01      5.540%           997,435
  1,000,000    FHLB Note                                                               03/01/01      5.225%           997,497
  1,000,000    FHLB Note                                                               02/23/01      5.140%           997,804
    500,000    FHLB Note                                                               01/26/01      5.020%           499,416
  1,000,000    FHLB Note                                                               01/26/01      5.215%           998,975
    200,000    FHLB Discount Note                                                      01/24/01      6.400%           199,182
    230,000    FHLB Discount Note                                                      01/19/01      6.450%           229,258
    225,000    FHLB Discount Note                                                      01/11/01      6.500%           224,594
    150,000    FHLB Discount Note                                                      01/10/01      6.500%           149,756
    250,000    FHLB Discount Note                                                      01/08/01      6.500%           249,684
    223,000    FHLB Discount Note                                                      01/02/01      6.450%           222,960
                                                                                                                 ------------
               Total Federal Home Loan Bank                                                                         7,110,993
                                                                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
    100,000    FHLMC Note                                                              06/08/01      5.700%            99,532
    800,000    FHLMC Discount Note                                                     01/23/01      6.390%           796,876
    586,000    FHLMC Discount Note                                                     01/09/01      6.380%           585,169
  1,210,911    FHLMC Gold Participation Certificate Pool #G50390                       11/01/01      6.000%         1,205,511
  2,566,062    FHLMC Gold Participation Certificate Pool #G50367                       07/01/01      6.500%         2,560,738
    560,826    FHLMC Corporate Participation Certificates Pool #M90443                 03/01/01      6.000%           560,042
    272,263    FHLMC Pool #N95377                                                      05/01/01      5.000%           270,506
                                                                                                                 ------------
               Total Federal Home Loan Mortgage Corporation                                                         6,078,374
                                                                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
  7,500,000    FNMA Discount Note                                                      01/18/01      6.420%         7,477,263
    647,000    FNMA Discount Note                                                      01/23/01      6.450%           644,450
    602,000    FNMA Discount Note                                                      01/25/01      6.450%           599,411
  2,466,000    FNMA Discount Note                                                      02/01/01      6.410%         2,452,389
  3,000,000    FNMA Discount Note                                                      02/15/01      6.405%         2,975,981
    157,000    FNMA Medium Term Note                                                   01/16/01      5.380%           157,000
    150,000    FNMA Medium Term Note                                                   02/02/01      5.600%           149,810
    150,000    FNMA Medium Term Note                                                   03/15/01      6.180%           149,715
    115,745    FNMA Pool #250040                                                       05/01/01      6.000%           115,142
    135,528    FNMA Pool #250050                                                       06/01/01      6.000%           134,787
    304,013    FNMA Pool #285566                                                       09/01/01      7.000%           303,880
                                                                                                                 ------------
               Total Federal National Mortgage Association                                                         15,159,828
                                                                                                                 ------------

STUDENT LOAN MARKETING ASSOCIATION (SLMA)
    250,000    SLMA Medium Term Note                                                   04/19/01      5.785%           249,273
                                                                                                                 ------------
               Total Student Loan Marketing Association                                                               249,273
                                                                                                                 ------------
               Total U.S. Government and Agency Obligations                                                        30,594,962
                                                                                                                 ------------

CORPORATE BONDS -- 6.5%
  5,000,000    Prudential Funding Corporation Medium Term Notes                        10/18/01      7.004%(a)<F6>  5,009,857
  3,180,000    Ford Motor Credit Senior Unsubordinated Notes                           09/25/01      7.000%         3,192,721
    500,000    General Electric Capital Corporation Medium Term Notes                  05/23/01      7.380%           501,629
  1,000,000    CIT Group Holding Inc. Medium Term Senior Notes                         02/02/01      5.625%           998,812
                                                                                                                 ------------
               Total Corporate Bonds                                                                                9,703,019
                                                                                                                 ------------

COMMERCIAL PAPER -- 66.6%
    500,000    American Express Credit Corporation                                     03/09/01      6.420%           494,026
  3,000,000    American Express Credit Corporation                                     09/14/01      5.800%         2,876,267
  3,500,000    American Express Credit Corporation                                     01/03/01      6.560%         3,498,725
  7,000,000    American General Finance Corporation                                    01/22/01      6.560%         6,973,214
  3,500,000    Associates Corporation                                                  01/16/01      6.520%         3,490,492
  3,500,000    Associates Corporation                                                  01/08/01      6.520%         3,495,563
  4,000,000    The CIT Group Holdings Corporation                                      04/16/01      6.300%         3,926,500
  2,000,000    Citicorp                                                                01/12/01      6.540%         1,996,003
  2,000,000    Citicorp                                                                01/10/01      6.560%         1,996,720
  3,000,000    Citicorp                                                                01/04/01      6.550%         2,998,362
  1,000,000    DuPont EI De Nemours Company                                            03/09/01      6.390%           988,108
  1,000,000    DuPont EI De Nemours Company                                            01/24/01      6.470%           995,866
  5,000,000    DuPont EI De Nemours Company                                            01/08/01      6.440%         4,993,738
  3,000,000    Ford Motor Credit Corporation                                           04/06/01      6.390%         2,949,413
    500,000    Ford Motor Credit Corporation                                           01/03/01      6.560%           499,818
  2,000,000    General Electric Capital Corporation                                    01/09/01      6.670%         1,997,036
  5,000,000    General Electric Capital Corporation                                    01/08/01      6.530%         4,993,651
  3,500,000    General Motors Acceptance Corporation                                   02/20/01      6.470%         3,468,549
  3,500,000    General Motors Acceptance Corporation                                   01/31/01      6.520%         3,480,983
  4,000,000    Household Finance Corporation                                           09/10/01      5.900%         3,834,800
  3,000,000    Household Finance Corporation                                           01/16/01      6.560%         2,991,800
  1,500,000    IBM Credit Corporation                                                  01/16/01      6.500%         1,495,919
    500,000    IBM Credit Corporation                                                  01/11/01      6.550%           499,090
  1,500,000    IBM Credit Corporation                                                  01/05/01      6.560%         1,498,907
  3,500,000    John Deere Capital Corporation                                          02/13/01      6.500%         3,472,826
  3,500,000    John Deere Capital Corporation                                          01/05/01      6.540%         3,497,457
  3,500,000    Marshall & Ilsley Corporation                                           01/26/01      6.420%         3,484,396
  3,500,000    Marshall & Ilsley Corporation                                           01/16/01      6.590%         3,490,389
  3,500,000    Merrill Lynch                                                           01/30/01      6.500%         3,481,673
  3,500,000    Merrill Lynch                                                           01/11/01      6.540%         3,493,642
  2,000,000    Prudential Funding Corporation                                          02/20/01      6.320%         1,982,444
    500,000    Toyota Credit de Puerto Rico Corporation                                02/06/01      6.480%           496,760
    520,000    Toyota Credit de Puerto Rico Corporation                                02/01/01      6.510%           517,085
  2,000,000    Toyota Motor Credit                                                     01/24/01      6.480%         1,991,720
  4,000,000    Toyota Motor Credit                                                     01/12/01      6.520%         3,992,031
  3,500,000    Wells Fargo Financial, Inc.                                             04/05/01      6.250%         3,442,882
                                                                                                                 ------------
               Total Commercial Paper                                                                              99,776,855

REPURCHASE AGREEMENT -- 5.8%
  8,737,560    Credit Suisse First Boston Corporation                                  01/02/01      6.300%         8,737,560
               (Agreement dated 12/29/00, collateralized by $7,263,000 U.S.
               Treasury Bonds, at 7.250%, due 08/15/22, $8,959,283 market value)

Total Investments, at Amortized Cost                                                                             $148,812,396
                                                                                                                 ------------
                                                                                                                 ------------

NOTES TO SCHEDULE OF INVESTMENTS
(a)<F6> The security has a floating/variable rate coupon payment tied to the US Libor rate. Rate reset quarterly.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
  Principal Preservation Portfolios, Inc. and the
  Shareholders of the Cash Reserve Portfolio:

  We have audited the accompanying balance sheet, including the schedule of investments, of the PRINCIPAL PRESERVATION PORTFOLIOS, INC. (a Maryland corporation) Cash Reserve Portfolio as of December 31, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Preservation Portfolios, Inc. Cash Reserve Portfolio as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 19, 2001

PRINCIPAL PRESERVATION PORTFOLIOS, INC.
215 North Main Street
West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
Richard H. Aster, M.D., Director
Augustine J. English, Director
Ralph J. Eckert,Director
Peter D.Ziegler, Director
Robert J. Tuszynski, President, CEO
Frank Ciano, Chief Financial Officer and Treasurer
James Brendemuehl, Senior Vice President of Sales
John Lauderdale, Senior Vice President of Marketing
Kathleen Cain, Secretary

INVESTMENT ADVISORS
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

Ziegler Asset Management, Inc.
(Sub-Advisor to all portfolios except Managed Growth and Select Value) 250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Portfolio)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

NorthPointe Capital, Inc.
(Sub-Advisor to Select Value Portfolio)
101 West Big Beaver Road
Suite 1125
Troy, Michigan 48084

DISTRIBUTOR AND ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  CA 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(PRINCIPAL PRESERVATION LOGO)
215 North Main Street
West Bend, WI 53095

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.principalpreservation.com

"Standard & Poor's," "Standard & Poor's 100," S&P," and "S&P100" are trademarks of Mc Graw-Hill, Inc. and have been licensed for use by B.C. Ziegler and Company.

PSE is a service mark of the Pacific Exchange Incorporated and has been licensed for use by B.C.Ziegler and Company.

The S&P and PSE do not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds.

This report was prepared for the information of shareholders of Principal Preservation Portfolios, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 PP178-2/01